DELAWARE GROUP® INCOME FUNDS

Delaware High-Yield Opportunities Fund
(the “Fund”)

Supplement to the Fund’s Class A, Class B, Class C, Class R, and Institutional Class Shares
Statutory Prospectus dated November 28, 2012

The following replaces the information in the section entitled “The risks of investing in the Fund – High yield fixed income securities (junk bonds)”:

High yield fixed income securities (junk bonds)

High yield fixed income securities are debt obligations issued by a corporation and rated lower-than-investment-grade by an NRSRO such as S&P or Moody's. High yield fixed income securities are issued by corporations that have lower credit quality and may have difficulty repaying principal and interest.

How the Fund uses them:  The Manager carefully evaluates an individual company's financial situation, its management, the prospects for its industry and the technical factors related to its bond offering. Our goal is to identify those companies that it believes will be able to repay their debt obligations in spite of poor ratings. The Fund invests in unrated bonds if the Manager believes their credit quality is comparable to the rated bonds we are permitted to invest in. Unrated bonds may be more speculative in nature than rated bonds.

Investments in the Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the "Macquarie Group"), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

Please keep this Supplement for future reference.

This Supplement is dated January 18, 2013.